                                                                      EXHIBIT 99



CHRYSLER FINANCIAL
DAIMLERCHRYSLER AUTO TRUST 2000-D           Distribution Date:         08-Dec-00
MONTHLY SERVICER'S CERTIFICATE (GW)                                  PAGE 1 OF 2
--------------------------------------------------------------------------------


      Payment Determination Statement Number                                                    1
      Distribution Date                                                                 08-Dec-00

      DATES COVERED                                                            FROM AND INCLUDING              TO AND INCLUDING
      -------------                                                            ------------------             ------------------
           Collections Period                                                           24-Oct-00                     30-Nov-00
           Accrual Period                                                               06-Nov-00                     07-Dec-00
           30/360 Days                                                                         32
           Actual/360 Days                                                                     32


                                                                               NUMBER OF
      COLLATERAL POOL BALANCE DATA                                             ACCOUNTS                            $ AMOUNT
      ----------------------------                                             --------                            --------

      Pool Balance - Beginning of Period                                        101,282                        1,899,993,837.54
      Collections of Installment Principal                                                                        35,248,787.13
      Collections Attributable to Full Payoffs                                                                    20,254,274.80
      Principal Amount of Repurchases                                                                                 14,168.99
      Principal Amount of Gross Losses                                                                                56,227.30
                                                                                                             -------------------

      Pool Balance - End of Period                                              100,403                        1,844,420,379.32
                                                                                                             ===================



      POOL STATISTICS                                                                                           END OF PERIOD
      ---------------                                                                                        -------------------


      Initial Pool Balance (Pool Balance at the Purchase Date)                                                 1,899,993,837.54
      Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                     97.08%

      Ending O/C Amount                                                                                           90,436,122.57
      Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                               1.05
           Balance as a Percent of Ending Securities)                                                                    105.16%

      Cumulative Net Losses                                                                                            9,412.10
      Net Loss Ratio (3 mo. Weighted Avg.)                                                                              0.00600%
      Cumulative Recovery Ratio                                                                                           83.26%
      60+ Days Delinquency Amount                                                                                    706,464.93
      Delinquency Ratio (3 mo. Weighted Avg.)                                                                           0.02010%

      Weighted Average APR                                                                                                8.559%
      Weighted Average Remaining Term (months)                                                                            57.07
      Weighted Average Seasoning (months)                                                                                  3.57

CHRYSLER FINANCIAL
DAIMLERCHRYSLER AUTO TRUST 2000-D             DISTRIBUTION DATE:       08-DEC-00
MONTHLY SERVICER'S CERTIFICATE (GW)                                  PAGE 2 OF 2
--------------------------------------------------------------------------------

 CASH SOURCES
 ------------
      Collections of Installment Principal                35,248,787.13
      Collections Attributable to Full Payoffs            20,254,274.80
      Principal Amount of Repurchases                         14,168.99       O/C RELEASE
                                                                              -----------
      Recoveries on Loss Accounts                             46,815.20       Original O/C Amount                   86,157,837.54
      Collections of Interest                             16,617,452.14
      Investment Earnings                                          0.00       Cumulative O/C Release (beginning)             0.00
      Reserve Account                                      4,534,590.00       O/C Release     (Prospectus pg S16)            0.00
                                                     -------------------
                                                                                                                  ---------------
      TOTAL SOURCES                                       76,716,088.26       Cumulative O/C Release (ending)                0.00
                                                     ===================                                          ===============


 CASH USES
 ---------
      Servicer Fee                                         1,899,993.84
      Note Interest                                       10,429,761.17
      Reserve Fund                                         4,534,590.00
      O/C Release to Seller                                        0.00
      Note Principal                                      59,851,743.25
                                                     -------------------
      TOTAL CASH USES                                     76,716,088.26
                                                     ===================


 ADMINISTRATIVE PAYMENT
 ----------------------
 Total Principal and Interest Sources                     76,716,088.26
 Investment Earnings in Trust Account                              0.00
 Cash Reserve in Trust Account                            (4,534,590.00)
 Servicer Fee (withheld)                                  (1,899,993.84)
 O/C Release to Seller                                             0.00
                                                     -------------------
      PAYMENT DUE TO TRUST ACCOUNT                        70,281,504.42
                                                     ===================


                                             BEGINNING            ENDING            PRINCIPAL
                                              BALANCE             BALANCE            PAYMENT
                                        ------------------- -------------------------------------
 NOTES & CERTIFICATES
 --------------------
 Class A-1  254,886,000.00 @ 6.699%         254,886,000.00      195,034,256.75     59,851,743.25
 Class A-2  550,000,000.00 @ 6.700%         550,000,000.00      550,000,000.00              0.00
 Class A-3  600,000,000.00 @ 6.60%          600,000,000.00      600,000,000.00              0.00
 Class A-4  350,000,000.00 @ 6.70%          350,000,000.00      350,000,000.00              0.00
 Certificates                                58,950,000.00       58,950,000.00              0.00
                                        ------------------- -------------------- ----------------
     Total Securities                     1,813,836,000.00    1,844,837,955.25     62,889,960.51
                                        =================== ==================== ================


                                            PRINCIPAL PER          INTEREST        INTEREST PER
                                             $1000 FACE             PAYMENT         $1000 FACE         ORIGINAL
                                        ---------------------------------------------------------
 NOTES & CERTIFICATES
 --------------------
 Class A-1  254,886,000.00 @ 6.699%            234.8176960        1,517,761.17         5.9546667      254,886,000.00
 Class A-2  550,000,000.00 @ 6.700%              0.0000000        3,275,555.56         5.9555556      550,000,000.00
 Class A-3  600,000,000.00 @ 6.60%               0.0000000        3,552,000.00         5.9200000      600,000,000.00
 Class A-4  350,000,000.00 @ 6.70%               0.0000000        2,084,444.44         5.9555555      350,000,000.00
 Certificates                                    0.0000000                0.00                         58,950,000.00
                                                            ------------------  -----------------
     Total Securities                                            10,464,286.93  1,813,836,000.00
                                                            ==================  =================


* Class A-1 Interest is computed on an Actual/360 Basis. Days in current period 32

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